INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) $ in Thousands	Jun. 30, 2015 USD ($) shares	Jun. 30, 2015 € / shares	Dec. 31, 2014 USD ($) shares	Dec. 31, 2014 € / shares
Trade receivables, allowance for doubtful accounts | $	$ 238		$ 215
Common shares, par value | € / shares		€ 0.01		€ 0.01
Common shares, Authorized	54,000,000		54,000,000
Common shares, Issued	50,259,661		50,007,607
Common shares, Outstanding	47,931,365		47,679,311
Treasury shares, shares	2,328,296		2,328,296